IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
August  12,  2005
Fidelity  Transfer
Ms.  Heidi  Sadowski
1800  South  West  Temple  #301
Salt  Lake  City,  UT  84115

(801)  484-7222  x20
Fax  (801)  466-4122  or  801.484.0294
RE:  HYPERDYNAMICS  CORP.
Ladies  and  Gentlemen:
Reference is made to that certain Subscription Agreement (the "Subscription Agreement") of even date herewith by and between Hyperdynamics Corp., a Delaware corporation (the "Company"), and Dutchess Private Equities Fund, II, LP (the "Holder"). Pursuant to the Subscription Agreement, the Company shall sell to the Holder, an the Holder shall purchase from the Company, convertible debentures (collectively, the "Debentures") in the aggregate principal amount of One Million Five Hundred Thousand Dollars ($1,500,000), plus accrued interest, which are convertible into shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), at the Holder's discretion. The Company has also issued to the Holder a warrant to purchase up to 500,000 shares of Common Stock, at the Holder's discretion ("Warrant"). These instructions relate to the following stock or proposed stock issuances or transfers:
1. The Company has agreed to issue to the Holder up to: that number of shares included in the registration statement for the Debentures based on the Face Amount divided by the Fixed Conversion Price, of the Company's Common Stock upon conversion of the Debentures ("Conversion Shares") plus the shares of Common Stock to be issued to the Holder upon conversion of accrued interest and liquidated damages into Common Stock (the "Interest Shares").
2. Up to 500,000 shares of Common Stock to be issued upon the exercise of the Warrant ("Warrant Shares").
This  letter  shall  serve  as  our  irrevocable  authorization and direction to
Fidelity  Transfer  (the  "Transfer  Agent")  to  do  the  following:
1.  Conversion  Shares.
a. Instructions Applicable to Transfer Agent. With respect to the Conversion Shares and the Interest Shares, the Transfer Agent shall issue the Conversion Shares and the Interest Shares to the Holder from time to time upon delivery to the Transfer Agent of a properly completed and duly executed Conversion Notice (the "Conversion Notice"), in the form attached hereto as Exhibit 1, delivered on behalf of the Company to the Transfer Agent. Upon receipt of a Conversion Notice, the Transfer Agent shall within three (3) Trading Days thereafter to issue and surrender to a national recognized overnight carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or their designees, for the number of shares of Common Stock to which the Holder shall be entitled as set forth in the Conversion Notice For purposes hereof "Trading Day" shall mean any day on which the US Stock Markets are open for customary trading. The Transfer agent shall promptly give the Company notice of all new security issuances hereunder.
b. The Company hereby confirms to the Transfer Agent and the Holder that certificates representing the Conversion Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers (i) the Notice of Effectiveness set forth in Exhibit 2 attached hereto and (ii) an opinion of counsel in the form set forth in Exhibit 3 attached hereto and (iii) board resolutions authorizing the issuance of such shares until such time as the Maturity Date of the Debentures, as set forth in Exhibit 4 or (iv) the Share are deemed sellable under an exemption from the Securities Act of 1993, as amended (the "Act") when accompanied with the proper paperwork for that exemption. The Shares shall be issued free-trading directly from Fidelity Transfer, as no sale is necessary for the Shares to be issued without legend free trading and all requirements for delivery of a Prospectus pursuant to the Shares have been met and satisfied. If the Conversion Shares and the Interest Shares are not registered for sale under the Act , as amended, then the certificates for the Conversion Shares and Interest Shares shall bear the following legend substantially as follows:
"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."
c.  In  the  event  that  counsel  to  the Company fails or refuses to render an opinion as required to issue the Conversion Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Holder to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Conversion Shares and Interest Shares. Any costs incurred by Holder for such opinion letter shall be added to the Face Amount of the Debenture.
2.  Warrant  Shares.
a. Instructions Applicable to Transfer Agent. With respect to the Warrant Shares, the Transfer Agent shall issue the Warrant Shares to the Holder from time to time upon delivery to the Transfer Agent of a properly completed and duly executed notice of the Holder's election to exercise the Warrant (the "Exercise Notice"), in the form attached hereto as Exhibit 5, specifying the number of Warrant Shares to be issued, delivered on behalf of the Company to the Transfer Agent. Upon receipt of an Exercise Notice, the Transfer Agent shall within three (3) Trading Days thereafter to issue and surrender to a nationally recognized carrier for overnight delivery to the address as specified in the Exercise Notice, a certificate, registered in the name of the Holder or its designees, for the number of shares of Common Stock to which the Holder shall be entitled as set forth in the Exercise Notice . For purposes hereof "Trading Day" shall mean any day on which the US Markets are open for customary trading. The Transfer agent shall promptly give the Company notice of all new issuances hereunder.
The Company hereby confirms to the Transfer Agent and Holder that certificates representing the Warrant Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers (i) the Notice of Effectiveness set forth in
Exhibit  2  attached  hereto  and
(ii) an opinion of counsel in the form set forth in Exhibit 3 attached hereto, and that if the Warrant Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Warrant Shares shall bear the restrictive legend referenced above in Section 1b.
b. In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Warrant Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Holder to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Warrant Shares. Any costs incurred by Holder for such opinion letter shall be added to the Face Amount of the Debenture.
3.  All  Shares.
a. The Transfer Agent shall reserve for issuance to the Holder the Conversion Shares and the Warrant Shares. All such shares shall remain in reserve with the Transfer Agent until the Holder provides the Transfer Agent instructions that the shares or any part of them shall be taken out of reserve and shall no longer be subject to the terms of these instructions.
b. The Transfer Agent shall rely exclusively on the Conversion Notice or the Exercise Notice and shall have no liability for relying on such instructions. Any Conversion Notice or Exercise Notice delivered hereunder shall constitute an irrevocable instruction to the Transfer Agent to process such notice or notices in accordance with the terms thereof. Such notice or notices may be transmitted to the Transfer Agent by facsimile, email or any commercially reasonable method.
c. The Company hereby confirms to the Transfer Agent and the Holder that no instructions other than as contemplated herein will be given to Transfer Agent by the Company with respect to the matters referenced herein. The Company hereby authorizes the Transfer Agent, and the Transfer Agent shall be obligated, to disregard any contrary instructions received by or on behalf of the Company. The Company hereby agrees that it shall not replace the Transfer Agent as the Company's transfer agent without the prior written consent of the Holder. The Company does hereby agree to keep up-to-date with all payments due to the Transfer Agent during this period. In the event, the Company is not current in all its outstanding payment obligations for services provided by the Transfer Agent, and the Transfer Agent refuses issuance of Common Shares to the Holder due to the unpaid balance, the Company does hereby authorize Holder to pay any amounts due to Transfer Agent directly from the Closing of a Put (as defined in the Investment Agreement). The Transfer Agent hereby acknowledges that upon receipt of confirmation of a Put Settlement which includes instructions of payment toward the delinquent account, the Transfer Agent will issue Shares in accordance with Section 1(a) and 2(a).
The Transfer Agent shall provide ten days' advance written notice to the Holder before any attempt by the Transfer Agent to cease to provide any issuance or transfer agent services as contemplated by this agreement shall become effective. Upon notice that the Transfer Agent is resigning, the Company shall have the obligation to retain a new transfer agent that will agree to be bound by the terms of this agreement.
The Company and the Transfer Agent hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit the Transfer Agent from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.
The Company and the Transfer Agent acknowledge that the Holder is relying on the representations and covenants made by the Company and the Transfer Agent hereunder and are a material inducement to the Holder purchasing convertible debentures under the Subscription Agreement and Debenture Agreement. The Company and the Transfer Agent further acknowledge that without such representations and covenants of the Company and the Transfer Agent made hereunder, the Holder would not purchase the Debentures.
Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Holder will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Holder shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.
                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above. Duly authorized to sign on behalf of:
COMPANY:
HYPERDYNAMICS  CORP.

/s/Kent Watts
-------------
KENT  WATTS,  CEO

FIDELITY  TRANSFER

/s/Heidi Sadowski
-----------------
Ms.  Heidi  Sadowski

EXHIBIT  1

Date:

Pursuant to terms and conditions outlined in the Form of Debenture, we are now submitting you a Conversion Notice for Debenture Number ____________.

Please have Dutchess' common shares listed on following page delivered via an nationally recognized overnight carrier (with a tracking number sent to me) to within three days of the Conversion Date:

[delivery  address}

NOTICE  OF  CONVERSION
----------------------

(To  be  Executed  by  the  Registered  Owner  in  order  to  Convert Debenture)

     The undersigned hereby irrevocably elects, as of ________________, to convert $________________ of its convertible debenture (the "Debenture") into Common Stock of Virtra Systems, Inc. (the "Company") according to the conditions set forth in the Debenture issued by the Company.

Date  of  Conversion________________________________________________


Applicable  Conversion  Price________________________________________


Number  of  Debentures  Issuable  upon  this  Conversion_______________________


Name(Print)___________Dutchess  Private  Equities Fund, II, LP _________________
                      ----------------------------------------

Address______________312  Stuart  St,  3rd  Floor____________________________
                     ----------------------------


Phone_____617-960-3570_____________  Fax________617-249-0947___________
          -------------------------             ------------



                    By: /s/Douglas Leighton
                        -------------------
                        Douglas  Leighton

EXHIBIT  2  FORM  OF  NOTICE  OF  EFFECTIVENESS  OF  REGISTRATION  STATEMENT

                                             Date:  __________
[TRANSFER  AGENT]

     Re:     Hyperdynamics  Corp
             --------------------

Ladies  and  Gentlemen:

     We  are  counsel  to  Hyperdynamics  Corp.,  a  Delaware  corporation  (the
                           ---------------------
"Company"), and have represented the Company in connection with that certain Subscription Agreement (the "Subscription Agreement") entered into by and among the Company and _________________________ (the "Holder") pursuant to which the Company has agreed to issue to the Holder shares of the Company's common stock, $.0001 par value per share (the "Common Stock") on the terms and conditions set forth in the Subscription Agreement. Pursuant to the Subscription Agreement, the Company also has entered into a Registration Rights Agreement with the Holder (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issued or issuable under the Subscription Agreement under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 2005, the Company filed a Registration Statement on Form S- ___ (File No. 333-________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names the Holder as a selling shareholder thereunder.

     In connection with the foregoing, we advise you that [a member of the SEC's
                                                          =
staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective] [the Registration Statement has become
                                       =========================================
effective] under the 1933 Act at [enter the time of effectiveness] on [enter the
   =======                        -------------------------------      ---------
date  of  effectiveness]  and  to  the  best  of our knowledge, after telephonic
-----------------------
inquiry  of  a  member  of  the  SEC's  staff,  no  stop  order  suspending  its
------
effectiveness  has  been  issued and no proceedings for that purpose are pending
------
before,  or  threatened by, the SEC and the Registrable Securities are available
--
for  resale  under  the  1933  Act  pursuant  to  the  Registration  Statement.

                                   Very  truly  yours,

                                   [Company  Counsel]

     By:____________________

cc:     [Holder]
EXHIBIT  3
TO  TRANSFER  AGENT  INSTRUCTIONS
FORM  OF  OPINION
________________  2005
VIA  FACSIMILE  AND  REGULAR  MAIL
[Transfer  Agent]
Attention:  George  Johnson
RE:  HYPERDYNAMICS  CORP
Ladies  and  Gentlemen:
We have acted as special counsel to Hyperdynamics Corp.. (the "Company"), in connection with the registration of ___________shares (the "Shares") of its common stock with the Securities and Exchange Commission (the "SEC"). We have not acted as your counsel. This opinion is given at the request and with the consent of the Company.
In rendering this opinion we have relied on the accuracy of the Company's Registration Statement on Form SB-2, as amended (the "Registration Statement"), filed by the Company with the SEC on _________ ___, 2005 with file number 333-____________. The Company filed the Registration Statement on behalf of certain selling stockholder (the "Selling Stockholder"). This opinion relates solely to the Selling Shareholder listed on Exhibit "A" hereto and number of Shares set forth opposite such Selling Stockholder' names. The SEC declared the Registration Statement effective on __________ ___, 2005.
We understand that the Selling Stockholder acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be sold by the Selling Shareholder is contained under the heading "Selling Stockholder" in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholder. The opinions set forth herein relate solely to the sale or transfer by the Selling Stockholder pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.
In rendering this opinion we have relied upon the accuracy of the foregoing statements. Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that Fidelity Transfer may remove the restrictive legends contained on the Shares.

This opinion relates solely to the number of Shares set forth opposite the Selling Stockholder listed on Exhibit "A" hereto.

This opinion is furnished to Fidelity Tranfer, specifically in connection with the issuance of the Shares, and solely for your information and benefit. The Shares shall be issued free-trading directly from Fidelity Transfer, as no sale is necessary for the Shares to be issued without legend free trading and all requirement for delivery of a Prospectus pursuant to the Shares have been met and satisfied. This letter may not be relied upon by Fidelity Transfer in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

Very  truly  yours,


____________________

     Exhibit 4 RESOLUTIONS OF THE BOARD OF DIRECTORS OF HYPERDYANMICS CORP.
                            EFFECTIVE AUGUST 12, 2005

The undersigned Directors of Hyperdynamics Corp., Inc. (the "Company") takes the following actions by consent with a meeting.

IT  HAS  BEEN  RESOLVED:

The officers of the Company are instructed to take all actions necessary to execute, deliver, and perform the steps required of the Company in connection with registration of shares pursuant to the Debenture Agreement, Warrant Agreement and Subscription Agreement of even date. All shares have been fully paid and should be issued without restrictive legend, or if the shares have been not registered for sale under the Securities Act of 1933, as amended, then the certificates shall be marked with proper legend.

FURTHER,  IT  HAS  BEEN  RESOLVED:

That each member of the Board jointly and individual hereby agree not to issue a stop transfer order on any of the shares defined herein, if the to Dutchess Private Equities Fund, II, LP. ("Dutchess")

FURTHER,  IT  HAS  BEEN  FURTHER  RESOLVED:

The officers do hereby consent to the appointment of Douglas Leighton of Dutchess Capital Management, LLC to issue shares pursuant to the shares due to the Holder as outlined in the Irrevocable Transfer Agent Agreement solely for the benefit of Dutchess.

FURTHER,  IT  HAS  BEEN  RESOLVED:

That the board has given the requisite authority for the Company to enter into the Subscription Agreement, Warrant Agreement, Security Agreement, Debenture Agreement, Debenture Registration Rights Agreement, Stock Transfer Agent Agreement, Investment Agreement and Equity Line Registration Rights Agreement (collectively, the "Transaction Documents") with Dutchess Private Equities Fund, II, LP ("Dutchess") dated August 12, 2005

FURTHER,  IT  HAS  BEEN  RESOLVED:

That in the event counsel for the Company is unable to write an opinion regarding the issuance of Shares for any of the Transactions Documents, where required, that the Transfer Agent shall accept the opinion of the Holder's counsel.

FURTHER,  IT  HAS  BEEN  RESOLVED:

That the board shall issue up to 500,000 shares of Common Stock pursuant to the Warrant Agreement between the Company and Dutchess; and, up to the amount of shares registered for resale in the SB-2 filed for Dutchess' underlying Debentures.

This  resolution  is  signed by the Board, to be effective as of August 12, 2005

Date:     August 12,  2005

/s/Kent  Watts
---------------------------------
By:     Kent  Watts,  CEO  &  Chairman

/s/Albert  F.  Young
----------------------------------
By:  Albert  F.  Young    Director

/s/Harry  J.  Briers
----------------------------
Harry  J.  Briers   Director


/s/Harold  A.  Poling
---------------------
Harold  A.  Poling  Director

EXHIBIT  5


FORM  OF  ELECTION  TO  PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To:  Hyperdynamics  Corp

     In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of Common Stock ("Common Stock"), $.001 par value per share, of Hyperdynamics Corpand, if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

     The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of


                         PLEASE  INSERT  SOCIAL  SECURITY  OR
                         TAX  IDENTIFICATION  NUMBER

     (Please  print  name  and  address)

     If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:


     (Please  print  name  and  address)

Dated:  _____________,  _____               Name  of  Holder:

     (Print)

     (By:)
     (Name:)
(Title:)